                                                       1996 ANNUAL REPORT

                                                       SMALL COMPANY GROWTH FUND

                                                       EMERGING GROWTH FUND

                                                       GROWTH FUND


[LOGO]                          U.S. GROWTH FUNDS




                                    [GRAPHIC]




U.S. Growth Funds - 1996 Annual Report

[LOGO]

CONTENTS


SMALL COMPANY GROWTH FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . .11
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .22
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .27
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33


EMERGING GROWTH FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . .11
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .24
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .27
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33


GROWTH FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . .11
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .26
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .27
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .28
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33


THIS REPORT IS INTENDED FOR SHAREHOLDERS OF SMALL COMPANY GROWTH FUND, EMERGING GROWTH FUND AND GROWTH FUND, BUT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUNDS.

*AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


INTERNATIONAL GROWTH FUNDS
------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS
--------------------------------------------------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

Portfolios that offer the opportunity for long-term capital appreciation are valued by many investors for their potential to build wealth over time.


GROWTH AND INCOME FUNDS
------------------------------
Growth and Income Fund
Balanced Fund


INCOME FUNDS
------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund


TAX-EXEMPT INCOME FUNDS
------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


CASH MANAGEMENT FUNDS*
------------------------------
Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your lifelong goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778.

PRESIDENT'S LETTER

November 15, 1996

DEAR SHAREHOLDERS:

Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've recently made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

     We've restructured our fund family to offer you a broader range of mutual funds - from small company to emerging markets. We've renamed certain funds so it's easier to identify how they invest. Take a look at the names, and you'll see what I mean.

     We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. When calling our toll-free number, you'll now have the option to listen to our portfolio managers talk about their current investment strategies and market outlook. Find out the many ways to reach us, including our toll-free number, on the back page of this report.

     Take a close look at the annual report in your hand. You'll see that the format is simpler and more inviting. The report has less jargon and is easier to read. We've even added a glossary of terms at the back of the book to help you better understand commonly used financial terms. Whenever you see this symbol ***, it indicates a term that is defined in the glossary. In addition, we've developed more literature that clearly spells out each fund's investment process with succinct content that you can easily grasp. Flip to the back page for more information on how to order literature.

     You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized our investment management group so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.

     There is one thing that hasn't changed at Piper Capital, and that's the value we place on your Investment Executive. He or she plays an integral part in helping you build your wealth. Rely on your Piper Jaffray Investment Executive to give you the support and guidance that you need in working toward your financial goals.

     The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

     That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can.

Thank you for your investment.


Sincerely,

/s/ William H. Ellis

William H. Ellis


[PHOTO]
WILLIAM H. ELLIS

President

Piper Capital Management
--------------------------------------------------------------------------------

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       1  1996 Annual Report - U.S. Growth Funds

SMALL COMPANY GROWTH FUND

November 15, 1996

DEAR SHAREHOLDERS:

AT A SPECIAL MEETING ON SEPTEMBER 12, SHAREHOLDERS OF EQUITY STRATEGY FUND APPROVED A CHANGE IN INVESTMENT OBJECTIVE, which resulted in several other changes, including a new name - Small Company Growth Fund - and a different management team. The fund's new investment objective is long-term capital appreciation. Previously, the goal was high total investment return consistent with prudent investment risk. In seeking its new objective, the fund now invests primarily in small company stocks which we believe have superior growth prospects. Previously, it invested in stocks of companies representing a number of economic sectors***. As a result of this change in policy, the fund's benchmark*** has changed from the S&P 500 Index to the S&P SmallCap 600 Index. The fund is now listed in newspapers under "Piper Jaffray SmallCo."

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1996, SMALL COMPANY GROWTH FUND REGISTERED A 5.38%* TOTAL RETURN WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED BUT NOT INCLUDING THE FUND'S SALES CHARGE. This figure reflects performance for the former Equity Strategy Fund, as the policy changes were not implemented until near the end of the period. In comparison, the Lipper Capital Appreciation Funds Average** rose 16.01%, and the Standard & Poor's 500 Index+ advanced 20.32%. The fund's new benchmark, the S&P SmallCap 600 Index,++ returned 15.31% during the year. The fund's underperformance was due largely to its high cash position during a period of rising stock prices and its overweighting*** in technology stocks when these issues underperformed the market.


[PHOTO]
SANDRA SHREWSBURY, CFA
heads the team that is now responsible for the management of Small Company Growth Fund. She has 13 years of financial experience. Other management team members are shown on pages 3 - 7.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH SEPTEMBER 30, 1996*
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED SINCE INCEPTION

[GRAPH]

+ AN UNMANAGED INDEX, THAT INCLUDES NO EXPENSES OR TRANSACTION CHARGES, OF LARGE STOCKS.

++ AN UNMANAGED INDEX, THAT INCLUDES NO EXPENSES OR TRANSACTION CHARGES, OF SMALL-CAPITALIZATION STOCKS.

** THE AVERAGE TOTAL RETURN OF SIMILAR FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 4% maximum sales charge.

ONE YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.16%
FIVE YEARS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.23%
SINCE INCEPTION (3/16/87). . . . . . . . . . . . . . . . . . . . . . . . . 8.35%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED CERTAIN FUND 12B-1 FEES. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 0.68% ONE YEAR, 8.77% FIVE YEARS AND 7.85% SINCE INCEPTION.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STOCKS OF SMALL COMPANIES ARE MORE VOLATILE THAN STOCKS OF LARGER COMPANIES. THE FUND'S INVESTMENTS MAY FACE SPECIAL RISKS SUCH AS LACK OF MANAGEMENT EXPERIENCE, FINANCIAL RESOURCES, PRODUCT DIVERSIFICATION OR THE COMPETITIVE STRENGTH OF THE COMPANIES. SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION REGARDING RISKS.

ALL FUND AND BENCHMARK PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       2  1996 Annual Report - U.S. Growth Funds

WHEN THE PERIOD BEGAN, THE ECONOMY APPEARED TO BE SLOWING, BUT IT PICKED UP CONSIDERABLY EARLY IN 1996 BEFORE SHOWING SIGNS OF MODERATING MIDWAY THROUGH THE SUMMER AND INTO THE FALL. The slowdown in economic activity early in the period sent interest rates down and stock prices higher. When the economy started to show clear signs of strengthening in early 1996, as evidenced by higher commodity prices, investors bought stocks of companies that tend to perform well during periods of economic strength, such as basic materials stocks, which include steel, chemicals and paper. As the economy began to moderate, investors turned to blue-chip stocks*** whose profits are not greatly affected by a slowdown in economic activity. Blue-chip stocks and basic materials stocks were not widely held by the fund during the fiscal year.

THE FUND'S HIGH CASH POSITION HURT INVESTMENT RESULTS BECAUSE OF MISSED OPPORTUNITIES TO PARTICIPATE IN KEY STOCK MARKET RALLIES. This heavy cash exposure was designed to help protect shareholder capital in the event of a market downturn. While the intent was good, the timing was not. The stock market, which recorded superior investment results in 1995, continued to deliver solid gains in early 1996 and, after leveling off by midyear, resumed its upward trend in August.

THE FUND'S OVERWEIGHTING IN TECHNOLOGY STOCKS ALSO NEGATIVELY AFFECTED PERFORMANCE WHEN THESE STOCKS CAME UNDER PRESSURE IN LATE 1995 AND EARLY 1996. The downturn occurred when several companies failed to meet analysts' earnings expectations. While the technology sector rebounded by the end of the reporting period, the rally was by no means broadly based. Many of the technology stocks in the fund did not participate in the rally.

A BRIGHT SPOT FOR THE FUND WAS ITS INVESTMENT IN THE ENERGY SECTOR. At the start of the period, energy stocks were out-of-favor; however, as the period progressed, investors turned to these stocks largely because of their attractive valuations*** and high dividend yields***. Some of the fund's larger holdings in this area included Noble Drilling, which manufactures oil drilling equipment, Tidewater Inc. (4% of the fund's total assets), a provider of support services and equipment to the energy industry, and Baker


[PHOTO]
CURT MCLEOD, CFA
assists with the management of Small Company Growth Fund and Emerging Growth Fund. He has 10 years of financial experience.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.

[CHART]


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.

1    TIDEWATER INC.                                                           4%
--------------------------------------------------------------------------------
2    HOUSEHOLD INTERNATIONAL                                                  3%
--------------------------------------------------------------------------------
3    MORROW SNOWBOARDS                                                        2%
--------------------------------------------------------------------------------
4    AMERICAN HOME PRODUCTS                                                   2%
--------------------------------------------------------------------------------
5    J.P. MORGAN                                                              2%
--------------------------------------------------------------------------------
6    POTASH CORP. OF SASKATCHEWAN                                             2%
--------------------------------------------------------------------------------
7    HOME DEPOT                                                               2%
--------------------------------------------------------------------------------
8    TCF FINANCIAL                                                            2%
--------------------------------------------------------------------------------
9    TECH DATA CORP.                                                          2%
--------------------------------------------------------------------------------
10   MARRIOTT INTERNATIONAL                                                   2%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       3  1996 Annual Report - U.S. Growth Funds

Hughes, which manufactures products for the petroleum, mineral-production, water-treatment, chemical and food-processing markets. Noble Drilling and Baker Hughes were sold before the end of the reporting period.

WHILE THIS LETTER COVERS THE ONE-YEAR PERIOD THROUGH SEPTEMBER 30, 1996, IMPORTANT DEVELOPMENTS THAT OCCURRED IN OCTOBER ARE ALSO WORTH NOTING. To make the fund's net asset value more attractive to new and existing shareholders, the board of directors declared a 100% common stock dividend payable on October 21, 1996, to shareholders of record on October 18, 1996. Shareholders received one additional fund share for each share owned (doubling the number of shares outstanding) and the fund's net asset value was reduced by half. This common stock dividend, which had the same impact as a 2-for-1 stock split, did not result in a taxable event or change the total value of your holdings. In addition, the restructuring of the fund's portfolio resulted in significant realized capital gains***. On October 21, the fund distributed $2.23 per share in long-term capital gains and $0.61 per share in short-term capital gains, based on shares owned immediately following the common stock dividend.

GIVEN THE CHANGES THAT WE HAVE MADE AND OUR CURRENT INVESTMENT STRATEGY, WE ARE OPTIMISTIC ABOUT THE FUND'S POTENTIAL. While the fund's prospectus enables us to invest in companies with a market capitalization*** within the range of companies in the S&P SmallCap 600 Index, we currently intend to focus on a more narrowly defined group of companies with market capitalizations from $50 million to $1 billion. We are already familiar with companies that fall within this range, since we have done research in this area in managing Emerging Growth Fund. (It focuses on stocks with market capitalizations between $500 million and $5 billion.) The sectors that we currently intend to favor are also familiar to us for the same reason. They include commercial services and consumer services. Both, in our opinion, have solid, long-term growth prospects. We also believe attractive investment opportunities can be found in small company technology stocks and intend to take a more selective approach in building positions in this area in the months ahead. Also, please note that it will not be part of the fund's strategy to maintain a high cash position going forward. We intend to stay fully invested.

WE ARE EXCITED ABOUT THE OPPORTUNITIES THE FUND'S POLICIES NOW PROVIDE AND ARE PLEASED TO BE ADDRESSING YOU AS THE NEW FUND'S MANAGEMENT TEAM FOR THE FIRST TIME. Our group combines many years of financial experience, and we feel Small Company Growth Fund will be best managed through the contributions and ideas each of us brings. Thank you for your investment in Small Company Growth Fund. We are committed to providing you with quality service as you work to achieve your financial goals.

Sincerely,

/s/ Sandra Shrewsbury

Sandra Shrewsbury
Portfolio Manager


[PHOTO]
JILL THOMPSON, CFA
assists with the management of Small Company Growth Fund and Emerging Growth Fund. She has seven years of financial experience.
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       4  1996 Annual Report - U.S. Growth Funds

EMERGING GROWTH FUND

November 15, 1996

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1996, EMERGING GROWTH FUND REGISTERED A 17.84%* TOTAL RETURN. This includes reinvested distributions but not the fund's sales charge. The fund outperformed both the Lipper MidCap Funds Average,+ which advanced 16.73%, and the Standard & Poor's MidCap 400 Index,** which rose 14.00%. The fund's strong relative performance was primarily due to our diversification strategy and a generally good environment for stocks.

WHEN THE PERIOD BEGAN, THE ECONOMY APPEARED TO BE SLOWING, BUT IT PICKED UP CONSIDERABLY EARLY IN 1996 BEFORE SHOWING SIGNS OF MODERATING MIDWAY THROUGH THE SUMMER AND INTO THE FALL. The slowdown in economic activity early in the period sent interest rates down and stock prices higher. When the economy started to show clear signs of strengthening in early 1996, as evidenced by higher commodity prices, investors turned to stocks of companies that tend to perform well during periods of economic strength. These include basic materials stocks such as steel, chemicals and paper. As the economy began to moderate late in the period, investors favored blue-chip stocks*** whose profits are not greatly affected by economic slowdowns. Although this volatile environment caused mid-sized companies to underperform their large company counterparts, our stock selection enabled the fund to perform well in this environment.


[PHOTO]
SANDRA SHREWSBURY, CFA

is primarily responsible for the management of Emerging Growth Fund. She has 13 years of financial experience. Other management team members are shown on pages 3 - 7.
--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH SEPTEMBER 30, 1996*
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED SINCE INCEPTION

[GRAPH]

** AN UNMANAGED INDEX, THAT INCLUDES NO EXPENSES OR TRANSACTION CHARGES, OF MID-CAPITALIZATION STOCKS.

+ THE AVERAGE TOTAL RETURN OF SIMILAR FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 4% maximum sales charge.

ONE YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13.13%
FIVE YEARS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16.30%
SINCE INCEPTION (4/23/90). . . . . . . . . . . . . . . . . . . . . . . . .18.36%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED CERTAIN FUND 12B-1 FEES. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 12.88% ONE YEAR, 15.99% FIVE YEARS AND 18.01% SINCE INCEPTION.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STOCKS OF MID-SIZED COMPANIES ARE MORE VOLATILE THAN STOCKS OF LARGER COMPANIES. THE FUND'S INVESTMENTS MAY FACE SPECIAL RISKS SUCH AS LIMITED PRODUCT LINES, MARKETS OR FINANCIAL RESOURCES. SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION REGARDING RISKS.

ALL FUND AND BENCHMARK PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       5  1996 Annual Report - U.S. Growth Funds

OUR DECISION TO REDUCE THE FUND'S EXPOSURE TO THE TECHNOLOGY SECTOR BEFORE THIS INDUSTRY GROUP EXPERIENCED A SHARP CORRECTION IN LATE 1995 AND EARLY 1996 HAD A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. Technology stocks came under pressure after several companies failed to meet analysts' earnings expectations. When we saw the correction*** begin to subside, we gradually increased the fund's exposure to this sector***. We added to existing positions in Cambridge Technology Partners (2% of the fund's total assets), a consulting and software development services company, and BISYS Group (1%), a provider of computing, administrative and marketing-support services to financial organizations. We established new positions in KLA Instruments (0.5%), a semiconductor equipment firm, Altera Corp. (0.8%), a semiconductor manufacturer, and FORE Systems (0.7%), a networking firm. Increasing our exposure to technology when we did proved to be a prudent strategy, as the sector showed clear signs of rebounding late in the period.

OUR INCREASED EXPOSURE TO ENERGY STOCKS, WHICH RECORDED SOLID INVESTMENT RESULTS DURING THE PERIOD, CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE. Attractive valuations***, above-average dividend yields*** and an increasing demand for energy in many global markets helped fuel the rally in energy stocks. Specifically, we added to service companies because we expect drilling activity to increase due to low energy inventories. Some of our larger energy holdings include Smith International (1%), an energy services company, Reading & Bates (1%), which provides offshore drilling services, and Noble Affiliates (2%), an oil and gas exploration and production company.

OUR CONTINUING EMPHASIS ON COMPANIES THAT OFFER OUTSOURCING SERVICES ALSO HELPED THE FUND'S INVESTMENT RESULTS. Outsourcing services enable businesses to reduce costs and focus more of their energies on the things they do best. We added to our position in Interim Services (1%) and AccuStaff (0.8%). These companies offer clerical, professional and health care personnel on a temporary basis to businesses, service organizations and government agencies. We also own Cintas Corp. (0.6%), which designs, manufactures and leases uniforms to businesses, and Richfood Holdings (1%), a wholesale distributor of food products to grocery stores.


[PHOTO]
JOYCE HALBE, CFA
assists with the management of Emerging Growth Fund and Small Company Growth Fund. She has 11 years of financial experience.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.

[CHART]


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.

1    TOMMY HILFIGER                                                           3%
--------------------------------------------------------------------------------
2    TCF FINANCIAL                                                            2%
--------------------------------------------------------------------------------
3    GREEN TREE FINANCIAL                                                     2%
--------------------------------------------------------------------------------
4    FINOVA GROUP                                                             2%
--------------------------------------------------------------------------------
5    STEWART ENTERPRISES CLASS A                                              2%
--------------------------------------------------------------------------------
6    CORPORATE EXPRESS                                                        2%
--------------------------------------------------------------------------------
7    THERMO ELECTRON                                                          2%
--------------------------------------------------------------------------------
8    MGIC INVESTMENT                                                          2%
--------------------------------------------------------------------------------
9    CUC INTERNATIONAL                                                        2%
--------------------------------------------------------------------------------
10   WISCONSIN CENTRAL TRANSPORTATION                                         2%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       6  1996 Annual Report - U.S. Growth Funds

DURING THE FISCAL YEAR, WE WERE SLIGHTLY OVERWEIGHTED*** IN THE CAPITAL GOODS AND COMMERCIAL SERVICES SECTORS. These sectors tend to fare well when the economy strengthens. Some of our investments in this sector include Corporate Express (2%), which distributes office supplies to large corporate customers, Viking Office Products (2%), which sells office products via customized catalogs to small- and medium-sized businesses, and Wilmar Industries (0.6%), which markets and distributes repair and maintenance products to the apartment-housing market. In the consumer services sector, we received good performance from our position in Apollo Group (0.7%), one of the nation's largest providers of adult education. The company has 78 campuses and learning centers in 25 states and also has the sixth largest private university in the nation.

THROUGHOUT MUCH OF THE PERIOD, WE MAINTAINED AN OVERWEIGHTED EXPOSURE TO THE HEALTH CARE INDUSTRY, but by the middle of 1996, we began reducing our position in this sector because of the uncertainty facing the industry due to pricing pressures. Two of our holdings in this sector include IDEXX Laboratories (2%), which develops and manufactures biotechnology- and chemical-based detection systems, and PhyCor Inc. (2%), which operates multispecialty medical clinics.

LOOKING AHEAD, OUR OUTLOOK FOR SMALL- AND MEDIUM-CAP STOCKS IS POSITIVE. While these so-called secondary stocks*** have realized strong investment results over the last two years, they continue to be reasonably priced compared to their large-cap counterparts. Moreover, with interest rates low and inflationary pressures still under control, the environment for higher stock prices remains favorable. Finally, cash flows into stocks and stock mutual funds continue to be strong.

DURING THE PERIOD, WE ADDED THREE PROFESSIONALS TO OUR STAFF: JOYCE HALBE, MARY HOYME AND ADAM BENSON. We are excited about their decision to join our group. Each brings valuable analytical experience, which will help us broaden our coverage of the small- and mid-cap markets. In addition, after the period end the fund distributed $1.21 per share in long-term capital gains and $0.04 per share in short-term capital gains on October 21, 1996.

Thank you for your investment in Emerging Growth Fund. We appreciate the opportunity to serve your needs and hope that you will contact our Mutual Fund Services area at 1 800 866-7778 whenever we can be of assistance to you.

Sincerely,

/s/ Sandra Shrewsbury

Sandra Shrewsbury

Portfolio Manager


[PHOTO]
MARY HOYME, CFA
assists with the management of Emerging Growth Fund and Small Company Growth Fund. She has 13 years of financial experience.

-------------------------------------------------------------------------------

[PHOTO]
ADAM BENSON
assists with the management of Emerging Growth Fund and Small Company Growth Fund. He has two years of financial experience.

-------------------------------------------------------------------------------

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       7  1996 Annual Report - U.S. Growth Funds

GROWTH FUND

November 15, 1996

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1996, GROWTH FUND RETURNED 16.87%,* WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compares to a 15.89% return for the Lipper Growth Funds Average+ and a 20.32% return for the Standard & Poor's 500 Index.** The fund's underweighting*** in sectors that outperformed the market, namely consumer non-durables, financial and health care, caused it to underperform the S&P 500. We outpaced the Lipper average due to our prudent stock selection.

WHEN THE PERIOD BEGAN, THE ECONOMY APPEARED TO BE SLOWING, BUT IT PICKED UP CONSIDERABLY EARLY IN 1996 BEFORE SHOWING SIGNS OF MODERATING MIDWAY THROUGH THE SUMMER AND INTO THE FALL. The slowdown in economic activity early in the period sent interest rates down and stock prices higher. But in early 1996, as commodity prices increased and several employment reports came in stronger-than-expected, stocks experienced above-average market volatility. As the economy continued to strengthen, investors bought stocks of companies that tend to perform well during periods of economic strength, such as basic materials stocks, which include steel, chemicals and paper. However, as the economy began to moderate, investors turned to blue-chip stocks***, whose profits are not greatly affected by a slowdown in economic activity. The fund's holdings included some basic materials stocks and blue-chip stocks.


[PHOTO]
STEVE MARKUSEN, CFA
is primarily responsible for the management of Growth Fund's portfolio. He has 12 years of financial experience.
--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH SEPTEMBER 30, 1996*
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED SINCE INCEPTION

[GRAPH]

** AN UNMANAGED INDEX, THAT INCLUDES NO EXPENSES OR TRANSACTION CHARGES, OF LARGE STOCKS.

+ THE AVERAGE TOTAL RETURN OF SIMILAR FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 4% maximum sales charge.

ONE YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.20%
FIVE YEARS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.91%
SINCE INCEPTION (3/16/87). . . . . . . . . . . . . . . . . . . . . . . .  11.84%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED CERTAIN FUND 12B-1 FEES. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 11.99% ONE YEAR, 9.72% FIVE YEARS AND 11.60% SINCE INCEPTION.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED. THE RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND IS SUBJECT TO CERTAIN RISKS, INCLUDING MARKET VOLATILITY. SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION REGARDING RISKS.

ALL FUND AND BENCHMARK PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       8  1996 Annual Report - U.S. Growth Funds

THE FUND RECORDED POSITIVE RESULTS DUE TO OUR OVERWEIGHTING*** IN CERTAIN STOCKS THAT FARED RELATIVELY WELL COMPARED TO THE MARKET. Three stocks in the energy sector were particularly good performers: Baker Hughes (3% of the fund's total assets), which manufactures products for the petroleum, mineral-production, water-treatment, chemical and food-processing markets, Schlumberger (4%), which provides oil companies with well maintenance and analytical/troubleshooting services and products, and Enron (5%), a diversified energy and utility company and the largest buyer and seller of natural gas in North America. Other stocks we received good performance from include: Morton International (4%), the nation's largest producer of salt, specialty chemicals and automotive-safety products; AlliedSignal (6%), which has business interests in the aerospace and automotive industries; and The Gap (3%), a specialty retailer that operates stores selling casual apparel to men, women, and children under private-label brand names.

WE MAINTAINED AN UNDERWEIGHTING IN TECHNOLOGY STOCKS, WHICH PROVED TO BE A GOOD STRATEGY BECAUSE OF THE SIGNIFICANT VOLATILITY EXPERIENCED BY MANY STOCKS IN THIS SECTOR***. After going through a difficult time early in the period, technology stocks rebounded and finished the fiscal year on a strong note. However, while highly visible companies such as Microsoft and Intel Corp. (1%) recorded positive investment results, the prices of many other stocks in this group remained under considerable pressure. (The fund did not own Microsoft.) We intend to maintain our underweighting in technology stocks, given their generally high valuations*** and deteriorating fundamentals***.

ALTHOUGH THE STOCK MARKET HAS HAD A STRONG RUN SINCE LATE 1994, WE STILL BELIEVE GOOD VALUES CAN BE FOUND. Ford Motor (2%) is one such investment opportunity. Not only has the company reduced operating costs and improved productivity, but its stock price and dividend are attractive compared to the market. The same can be said about WMX Technologies (3%), the nation's largest waste management company. WMX was an above-average performing stock in the 1980s, growing through acquisition. In the 1990s, operating costs rose considerably, which affected profits, but in


[PHOTO]
BRENT MELLUM, CFA
assists with the management of Growth Fund. He has two years of financial experience.
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.

[GRAPH]


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1996.

1    ALLIEDSIGNAL                                                             6%
--------------------------------------------------------------------------------
2    ENRON                                                                    5%
--------------------------------------------------------------------------------
3    MORTON INTERNATIONAL                                                     4%
--------------------------------------------------------------------------------
4    TRANSOCEAN OFFSHORE                                                      4%
--------------------------------------------------------------------------------
5    SCHLUMBERGER LTD                                                         4%
--------------------------------------------------------------------------------
6    BAKER HUGHES                                                             3%
--------------------------------------------------------------------------------
7    THE GAP                                                                  3%
--------------------------------------------------------------------------------
8    ANADARKO PETROLEUM                                                       3%
--------------------------------------------------------------------------------
9    AIRTOUCH COMMUNICATIONS                                                  3%
--------------------------------------------------------------------------------
10   NOBLE AFFILIATES                                                         3%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                       9  1996 Annual Report - U.S. Growth Funds
recent years, the company has improved its balance sheet and increased returns on operations. Furthermore, the industry has gone through a consolidation, leaving WMX Technologies, in our opinion, well-positioned for future growth. Finally, another stock that we like is GTE Corp., which operates the largest independent telephone system. Its current dividend is around 4%. We anticipate GTE's earnings to grow between 10% and 12% annually over the next three years. (GTE was added to the fund following this reporting period and was 1% of total assets as of the date of this letter.)

WHILE THIS LETTER COVERS THE ONE-YEAR PERIOD THROUGH SEPTEMBER 30, 1996, IMPORTANT DEVELOPMENTS THAT OCCURRED IN OCTOBER ARE ALSO WORTH NOTING. To make the fund's net asset value more attractive to new and existing shareholders, the board of directors declared a 100% common stock dividend payable on October 21, 1996, to shareholders of record on October 18, 1996. Shareholders received one additional fund share for each share owned (doubling the number of shares outstanding) and the fund's net asset value was reduced by half. This common stock dividend, which had the same impact as a 2-for-1 stock split, did not result in a taxable event or change the total value of your holdings. In addition, the fund realized significant capital gains during the year. On October 21, the fund distributed $0.92 per share in long-term capital gains and $0.15 per share in short-term capital gains, based on shares owned immediately following the common stock dividend.

LOOKING AHEAD, WE BELIEVE THAT THE UNDERPINNINGS FOR STRONGER ECONOMIC GROWTH ARE IN PLACE, NOT ONLY IN THE UNITED STATES BUT IN OTHER REGIONS AROUND THE WORLD. Germany's economy, for example, has been showing signs of strength and the Japanese economy appears to have bottomed after several years of relative weakness. Additionally, emerging growth countries*** continue to show a strong appetite for basic materials, such as chemicals and aluminum, oil and other commodities. A stronger global economy should prove beneficial for many of the stocks in the fund because of our overweighting in capital goods and basic materials stocks.

Thank you for your investment in Growth Fund. We look forward to serving your investment needs.

Sincerely,

/s/ Steve Markusen

Steve Markusen

Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


                                      10  1996 Annual Report - U.S. Growth Funds

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1996
 ..................................................................

                                                                 SMALL
                                                                COMPANY       EMERGING
                                                                GROWTH         GROWTH         GROWTH
                                                                 FUND           FUND           FUND
                                                              -----------   ------------   ------------

ASSETS:
Investments in securities at market value* (note 2)
  (including repurchase agreements of $2,844,000;
  $11,695,000 and $74,000, respectively) ...................  $31,831,481   $304,295,971   $178,537,852
Cash in bank on demand deposit .............................       50,465         52,440        118,556
Receivable for investment securities sold ..................           --      2,097,972             --
Receivable for fund shares sold ............................       67,018        572,749         76,659
Other assets ...............................................        1,369         11,248          6,734
Dividends and accrued interest receivable ..................       16,378         46,909        180,888
                                                              -----------   ------------   ------------
  Total assets .............................................   31,966,711    307,077,289    178,920,689
                                                              -----------   ------------   ------------

LIABILITIES:
Payable for investment securities purchased ................      844,766      1,819,281             --
Payable for fund shares redeemed ...........................      119,795      1,250,005        470,514
Accrued investment management fee ..........................       19,857        164,667        102,919
Accrued distribution fee ...................................        8,208         74,648         45,176
Other accrued expenses .....................................        6,173             --             --
                                                              -----------   ------------   ------------
Total liabilities ..........................................      998,799      3,308,601        618,609
                                                              -----------   ------------   ------------
Net assets applicable to outstanding capital stock .........  $30,967,912   $303,768,688   $178,302,080
                                                              -----------   ------------   ------------
                                                              -----------   ------------   ------------

REPRESENTED BY:
Capital stock - authorized 10 billion shares for each fund
  of $0.01 par value; outstanding, 1,646,473; 21,912,057 and
  8,426,882 shares, respectively ...........................  $    16,465   $    219,121   $     84,269
Additional paid-in capital .................................   21,777,402    163,863,655    109,631,870
Undistributed net investment income ........................       80,672             --         46,969
Accumulated net realized gain on investments ...............    5,638,228     25,750,238     14,429,059
Unrealized appreciation of investments .....................    3,455,145    113,935,674     54,109,913
                                                              -----------   ------------   ------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $30,967,912   $303,768,688   $178,302,080
                                                              -----------   ------------   ------------
                                                              -----------   ------------   ------------

Net asset value per share of outstanding capital stock .....  $     18.81   $      13.86   $      21.16
                                                              -----------   ------------   ------------
                                                              -----------   ------------   ------------

* Investments in securities at identified cost .............  $28,376,336   $190,360,297   $124,427,939
                                                              -----------   ------------   ------------
                                                              -----------   ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

11    1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Year Ended September 30, 1996
 ..................................................................

                                                                 SMALL
                                                                COMPANY       EMERGING
                                                                GROWTH         GROWTH         GROWTH
                                                                 FUND           FUND           FUND
                                                              -----------   ------------   ------------

INCOME:
Dividends (net of foreign withholding taxes of $3,075; $0
  and $12,053, respectively) ...............................  $  365,192    $  1,048,589   $  2,585,454
Interest ...................................................     250,036       1,045,463         89,586
                                                              -----------   ------------   ------------

  Total investment income ..................................     615,228       2,094,052      2,675,040
                                                              -----------   ------------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................     307,937       1,875,662      1,248,175
Distribution fee ...........................................     204,381       1,361,879        879,974
Transfer agent and dividend disbursing agent fees ..........      67,588         180,975        132,918
Custodian and accounting fees ..............................      45,006         183,941        131,364
Registration fees ..........................................      15,103          24,115         20,183
Reports to shareholders ....................................      31,862          47,749         37,244
Directors' fees ............................................       2,791           2,790          2,790
Audit and legal fees .......................................      38,018          36,085         37,784
Other expenses .............................................      19,368          22,546         20,374
                                                              -----------   ------------   ------------
  Total expenses ...........................................     732,054       3,735,742      2,510,806
Less expenses waived by the distributor ....................     (77,376)       (516,242)      (333,538)
Less expenses waived by the adviser ........................    (116,602)             --             --
                                                              -----------   ------------   ------------

  Net expenses before expenses paid indirectly .............     538,076       3,219,500      2,177,268
Less expenses paid indirectly ..............................      (7,066)           (761)          (246)
                                                              -----------   ------------   ------------

  Total net expenses .......................................     531,010       3,218,739      2,177,022
                                                              -----------   ------------   ------------

  Net investment income (loss) .............................      84,218      (1,124,687)       498,018
                                                              -----------   ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................   8,156,373      32,003,899     16,132,322
Net realized loss on closed futures contracts ..............    (591,710)             --             --
                                                              -----------   ------------   ------------

  Net realized gain on investments .........................   7,564,663      32,003,899     16,132,322
Net change in unrealized appreciation or depreciation of
  investments ..............................................  (5,498,330)     13,771,971     10,738,269
                                                              -----------   ------------   ------------

  Net gain on investments ..................................   2,066,333      45,775,870     26,870,591
                                                              -----------   ------------   ------------

  Net increase in net assets resulting from operations .....  $2,150,551    $ 44,651,183   $ 27,368,609
                                                              -----------   ------------   ------------
                                                              -----------   ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

12    1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                 SMALL COMPANY
                                                  GROWTH FUND              EMERGING GROWTH FUND               GROWTH FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                            9/30/96        9/30/95        9/30/96        9/30/95        9/30/96        9/30/95
                                          ------------   ------------   ------------   ------------   ------------   ------------

OPERATIONS:
Net investment income (loss) ...........  $     84,218   $    312,569   $ (1,124,687)  $ (1,114,400)  $    498,018   $    692,225
Net realized gain on investments .......     7,564,663      2,299,225     32,003,899     22,980,605     16,132,322     33,873,121
Net change in unrealized appreciation or
  depreciation of investments ..........    (5,498,330)     3,616,002     13,771,971     44,487,176     10,738,269     (3,064,427)
                                          ------------   ------------   ------------   ------------   ------------   ------------

  Net increase in net assets resulting
    from operations ....................     2,150,551      6,227,796     44,651,183     66,353,381     27,368,609     31,500,919
                                          ------------   ------------   ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .............      (175,841)      (368,410)            --             --       (511,937)      (713,170)
From net realized gains ................    (3,725,755)            --    (23,854,784)            --    (19,384,717)   (17,100,544)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Total distributions ..................    (3,901,596)      (368,410)   (23,854,784)            --    (19,896,654)   (17,813,714)
                                          ------------   ------------   ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTES 1 AND
 4):
Proceeds from sales (note 5) ...........     1,445,527      3,460,408     65,931,347     30,869,511     18,395,008     16,086,755
Shares issued for reinvestment of
  distributions ........................     3,901,679        368,425     23,845,752             --     19,897,268     17,812,204
Payments for shares redeemed ...........   (21,049,527)   (39,642,763)   (59,436,830)   (68,778,435)   (39,947,433)   (69,895,194)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Increase (decrease) in net assets from
    capital share transactions .........   (15,702,321)   (35,813,930)    30,340,269    (37,908,924)    (1,655,157)   (35,996,235)
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Total increase (decrease) in net
    assets .............................   (17,453,366)   (29,954,544)    51,136,668     28,444,457      5,816,798    (22,309,030)

Net assets at beginning of year ........    48,421,278     78,375,822    252,632,020    224,187,563    172,485,282    194,794,312
                                          ------------   ------------   ------------   ------------   ------------   ------------

Net assets at end of year ..............  $ 30,967,912   $ 48,421,278   $303,768,688   $252,632,020   $178,302,080   $172,485,282
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

Undistributed net investment income ....  $     80,672   $    172,295   $         --   $         --   $     46,969   $     60,888
                                          ------------   ------------   ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------   ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

13    1996 Annual Report - U.S. Growth Funds

             Notes to Financial Statements
--------------------------------------------------

(1) ORGANIZATION
 ................................................................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including Small Company Growth Fund, Emerging Growth Fund and Growth Fund (the funds), each of which is classified as a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      Small Company Growth Fund (formerly Equity Strategy Fund) invests primarily in common stocks of small-capitalization companies.

                      Emerging Growth Fund invests primarily in common stocks and securities convertible into common stocks of emerging growth companies, emphasizing those with headquarters, offices or manufacturing facilities in states where Piper Jaffray maintains offices. On December 23, 1995, Emerging Growth Fund declared a 100% stock dividend. Shareholders received one additional share of capital stock for each share they owned and the net asset value of each share was reduced by half.

                      Growth Fund (formerly Value Fund) invests in a broadly diversified mix of stocks from many industries.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                      INVESTMENTS IN SECURITIES
                      Investments in securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sales price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Valuation of open short positions will be at the average of the bid and asked prices. Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices.
                      Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

                      The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur, if the Company's management determines for any other reason that valuations provided by the pricing service are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

14  1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, Growth Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                      FUTURES TRANSACTIONS
                      For hedging purposes, Growth Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions.

--------------------------------------------------------------------------------

15  1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease accumulated net realized gain on investments by $1,124,687 for Emerging Growth Fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income for Growth Fund are declared and paid quarterly. For Small Company Growth Fund and Emerging Growth Fund, distributions from net investment income will be made annually. For each fund, net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results may differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1996, were as follows:

                                                    SMALL
                                                   COMPANY          EMERGING
                                                 GROWTH FUND       GROWTH FUND      GROWTH FUND
                                                 ------------     -------------     ------------
Purchases ...................................    $45,436,079      $ 129,401,892     $ 33,824,952
Proceeds from sales .........................    $66,602,851      $ 114,329,861     $ 51,118,507

                      For the year ended September 30, 1996, brokerage commissions paid to Piper Jaffray Inc., an affiliated broker, amounted to $65,924 and $3,726 for Small Company Growth Fund and Emerging Growth Fund, respectively.

--------------------------------------------------------------------------------

16  1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

(4) CAPITAL SHARE TRANSACTIONS
 ................................................................................
                      Transactions in shares of each fund for the years ended September 30, 1996, and 1995, were as follows:

                                                    SMALL
                                                   COMPANY        EMERGING
                                                 GROWTH FUND     GROWTH FUND     GROWTH FUND
                                                 -----------     -----------     -----------
1996:
  Sold ......................................        77,719       4,424,067         909,407
  Issued for reinvested distributions .......       211,527         986,585       1,050,275
  Redeemed ..................................    (1,130,511)     (3,766,383)     (1,987,117)
  Shares issued for stock dividend ..........            --      10,529,165              --
                                                 -----------     -----------     -----------
    Increase (decrease) .....................      (841,265)     12,173,434         (27,435)
                                                 -----------     -----------     -----------
                                                 -----------     -----------     -----------
1995:
  Sold ......................................       205,012       1,474,930         833,862
  Issued for reinvested distributions .......        13,052              --         812,811
  Redeemed ..................................    (2,294,518)     (3,378,437)     (3,500,722)
                                                 -----------     -----------     -----------
    Decrease ................................    (2,076,454)     (1,903,507)     (1,854,049)
                                                 -----------     -----------     -----------
                                                 -----------     -----------     -----------

(5) EXPENSES
 ................................................................................
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated
                      (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million.

                      Each fund also pays Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, a monthly fee for providing shareholder services and distribution-related services. The fee is limited to an annual rate of 0.50% of average daily net assets for each fund and includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. For the year ended September 30, 1996, Piper Jaffray voluntarily agreed to limit the fee to an annual rate of 0.32% of each fund's average daily net assets.

                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust Company for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1996, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                  SMALL
                                                 COMPANY     EMERGING
                                               GROWTH FUND  GROWTH FUND  GROWTH FUND
                                               -----------  -----------  -----------
Piper Jaffray ...............................  $ 45,089     $  130,707   $   86,841
Piper Trust .................................     2,830         19,737       15,791
                                               -----------  -----------  -----------
                                               $ 47,919     $  150,444   $  102,632
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous

--------------------------------------------------------------------------------

17  1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------
                      expenses. For the year ended September 30, 1996, Piper Capital voluntarily limited total fees and expenses, including the distribution and servicing fees, but excluding interest and income tax expenses, to an annual rate of 1.32% of average daily net assets for Small Company Growth Fund.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

                      Sales charges received by Piper Jaffray for distributing the funds' shares were $23,234, $695,309 and $169,574 for
                      Small Company Growth Fund, Emerging Growth Fund and Growth Fund, respectively, for the year ended September 30, 1996.

(6) SUBSEQUENT EVENT
 ................................................................................
                      On October 21, 1996, Growth Fund and Small Company Growth Fund declared a 100% common stock dividend. This had the same effect as a 2 for 1 stock split, doubling the number of shares outstanding and reducing the net asset value of each share by half.

--------------------------------------------------------------------------------

18  1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

(7) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      SMALL COMPANY GROWTH FUND

                                                             Fiscal year ended September 30,
                                                 --------------------------------------------------------
                                                   1996        1995        1994        1993        1992
                                                 --------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $  19.46     $ 17.17     $ 16.84     $ 13.57     $ 12.82
                                                 --------     -------     -------     -------     -------
Operations:
  Net investment income .....................        0.05        0.11        0.07        0.03        0.08
  Net realized and unrealized gains on
    investments .............................        0.95        2.27        0.29        3.30        0.71
                                                 --------     -------     -------     -------     -------
    Total from operations ...................        1.00        2.38        0.36        3.33        0.79
                                                 --------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................       (0.07)      (0.09)      (0.03)      (0.06)      (0.04)
  From net realized gains on investments ....       (1.58)         --          --          --          --
                                                 --------     -------     -------     -------     -------
    Total distributions to shareholders .....       (1.65)      (0.09)      (0.03)      (0.06)      (0.04)
                                                 --------     -------     -------     -------     -------
Net asset value, end of period ..............    $  18.81     $ 19.46     $ 17.17     $ 16.84     $ 13.57
                                                 --------     -------     -------     -------     -------
                                                 --------     -------     -------     -------     -------
SELECTED INFORMATION
Total return(a) .............................        5.38%      13.88%       2.12%      24.56%       6.18%
Net assets at end of period (in millions) ...    $     31     $    48     $    78     $    84     $     9
Ratio of expenses to average daily net
  assets(b)(d) ..............................        1.32%       1.40%       1.32%       1.28%       1.47%
Ratio of net investment income to average
  daily net assets(b) .                              0.20%       0.43%       0.37%       0.50%       0.56%
Average brokerage commission rate(c) ........    $ 0.0600         n/a         n/a         n/a         n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................         125%        182%        177%        154%        420%

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     1.79%/(0.27%), 1.63%/0.20%, 1.54%/0.15%, 1.86%/(0.08%), AND 2.49%/(0.46%)
     IN FISCAL 1996, 1995, 1994, 1993, AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C) BEGINNING IN FISCAL 1996, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON PURCHASES AND SALES OF PORTFOLIO SECURITIES BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD.
(D) FOR THE YEAR ENDED SEPTEMBER 30, 1992, GROSS EXPENSES INCLUDED 0.15% OF INCOME TAX EXPENSE.

--------------------------------------------------------------------------------

19  1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

(7) FINANCIAL HIGHLIGHTS
   (CONTINUED)
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      EMERGING GROWTH FUND

                                                             Fiscal year ended September 30,
                                                 --------------------------------------------------------
                                                   1996        1995        1994        1993        1992
                                                 --------     -------     -------     -------     -------
PER-SHARE DATA (A)
Net asset value, beginning of period ........    $  12.97     $  9.63     $  9.87     $  7.21     $  6.93
                                                 --------     -------     -------     -------     -------
Operations:
  Net investment income (loss) ..............       (0.05)      (0.06)      (0.04)      (0.03)         --
  Net realized and unrealized gains (losses)
    on investments ..........................        2.18        3.40       (0.20)       2.69        0.32
                                                 --------     -------     -------     -------     -------
    Total from operations ...................        2.13        3.34       (0.24)       2.66        0.32
                                                 --------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................          --          --          --          --          --
  From net realized gains on investments ....       (1.24)         --          --          --       (0.04)
                                                 --------     -------     -------     -------     -------
    Total distributions to shareholders .....       (1.24)         --          --          --       (0.04)
                                                 --------     -------     -------     -------     -------
Net asset value, end of period ..............    $  13.86     $ 12.97     $  9.63     $  9.87     $  7.21
                                                 --------     -------     -------     -------     -------
                                                 --------     -------     -------     -------     -------
SELECTED INFORMATION
Total return(b) .............................       17.84%      34.68%      (2.38)%     36.92%       4.55%
Net assets at end of period (in millions) ...    $    304     $   253     $   224     $   191     $   110
Ratio of expenses to average daily net
  assets(c) .................................        1.18%       1.24%       1.24%       1.29%       1.30%
Ratio of net investment income (loss) to
  average daily net assets(c) ...............       (0.41)%     (0.51)%     (0.38)%     (0.34)%     (0.14)%
Average brokerage commission rate(d) ........    $ 0.0600         n/a         n/a         n/a         n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................          44%         33%         31%         30%         21%

(A) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE EFFECT OF THE STOCK DIVIDEND DECLARED ON DECEMBER 23, 1995. SEE NOTE 1 IN THE NOTES TO FINANCIAL STATEMENTS.
(B) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(C) DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     1.37%/(0.60%), 1.42%/(0.69%), 1.44%/(0.58%), 1.49%/(0.54%), AND
     1.56%/(0.40%), IN FISCAL 1996, 1995, 1994, 1993, AND 1992, RESPECTIVELY.
     BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) BEGINNING IN FISCAL 1996, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON PURCHASES AND SALES OF PORTFOLIO SECURITIES BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD.

--------------------------------------------------------------------------------

20  1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

(7) FINANCIAL HIGHLIGHTS
   (CONTINUED)
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GROWTH FUND

                                                             Fiscal year ended September 30,
                                                 --------------------------------------------------------
                                                   1996        1995        1994        1993        1992
                                                 --------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $  20.40     $ 18.90     $ 19.30     $ 17.06     $ 16.86
                                                 --------     -------     -------     -------     -------
Operations:
  Net investment income .....................        0.06        0.08        0.08        0.12        0.17
  Net realized and unrealized gains (losses)
    on investments ..........................        3.10        3.60       (0.37)       2.24        0.76
                                                 --------     -------     -------     -------     -------
    Total from operations ...................        3.16        3.68       (0.29)       2.36        0.93
                                                 --------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................       (0.06)      (0.08)      (0.11)      (0.12)      (0.16)
  From net realized gains on investments ....       (2.34)      (2.10)         --          --       (0.57)
                                                 --------     -------     -------     -------     -------
    Total distributions to shareholders .....       (2.40)      (2.18)      (0.11)      (0.12)      (0.73)
                                                 --------     -------     -------     -------     -------
Net asset value, end of period ..............    $  21.16     $ 20.40     $ 18.90     $ 19.30     $ 17.06
                                                 --------     -------     -------     -------     -------
                                                 --------     -------     -------     -------     -------
SELECTED INFORMATION
Total return(a) .............................       16.87%      20.60%      (1.51)%     13.85%       5.76%
Net assets at end of period (in millions) ...    $    178     $   172     $   195     $   252     $   200
Ratio of expenses to average daily net
  assets(b) .................................        1.24%       1.27%       1.23%       1.26%       1.29%
Ratio of net investment income to average
  daily net assets(b) .                              0.28%       0.40%       0.43%       0.66%       1.04%
Average brokerage commission rate(c) ........    $ 0.0600         n/a         n/a         n/a         n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................          19%         80%         11%         45%         36%

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 1.43%/.09%, 1.45%/0.22%, 1.42%/0.24%, 1.44%/0.48%, AND 1.47%/0.86%, IN FISCAL 1996,
     1995, 1994, 1993, AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(C) BEGINNING IN FISCAL 1996, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE RATE IS CALCULATED BY DIVIDING TOTAL BROKERAGE COMMISSIONS PAID ON PURCHASES AND SALES OF PORTFOLIO SECURITIES BY THE TOTAL NUMBER OF RELATED SHARES PURCHASED AND SOLD.

--------------------------------------------------------------------------------

21  1996 Annual Report - U.S. Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND                                        September 30, 1996
 .........................................................................................

                                                             Number              Market
Description of Security                                     of Shares          Value (a)
---------------------------------------------------------  -----------        ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (92.0%):
  BASIC MATERIALS (4.4%):
    CFC International, Inc. .............................       15,000(b)     $    187,500
    ChiRex Inc. .........................................       19,000(b)          247,000
    Newmont Mining ......................................        3,600             170,100
    OM Group ............................................        4,200             159,600
    Potash Corp. Saskatchewan ...........................        8,000             585,000
                                                                              ------------
                                                                                 1,349,200
                                                                              ------------

  CAPITAL GOODS AND SERVICES (9.1%):
    AES Corp. ...........................................        5,000(b)          196,875
    AMETEK Inc. .........................................       10,000             188,750
    Cuno Inc. ...........................................       20,000(b)          310,000
    Farr Co. ............................................       25,000(b)          362,500
    Greenfield Industries ...............................       10,000             240,000
    HON Industries ......................................        5,000             198,750
    Miller (Herman) .....................................       10,000             405,000
    Pentair, Inc. .......................................       15,000             397,500
    Tyco International ..................................        5,000             215,625
    USA Waste Service ...................................       10,000(b)          315,000
                                                                              ------------
                                                                                 2,830,000
                                                                              ------------

  COMMERCIAL SERVICES (4.2%):
    Alternative Resources ...............................       12,000(b)          337,500
    Correctional Services Corp. .........................       20,000(b)          282,500
    Learning Tree International .........................        1,000(b)           37,000
    Manpower Inc. .......................................       10,000             332,500
    Rexel Inc. ..........................................       20,000(b)          315,000
                                                                              ------------
                                                                                 1,304,500
                                                                              ------------

  CONSUMER DURABLES (5.2%):
    International Game Technology .......................       15,000             307,500
    Mohawk Industries ...................................       20,000(b)          512,500
    Morrow Snowboards ...................................       55,000(b)          646,250
    Shaw Industries .....................................       10,000             133,750
                                                                              ------------
                                                                                 1,600,000
                                                                              ------------

  CONSUMER NON-DURABLES (3.7%):
    Avon Products .......................................        5,000             248,125
    Colgate-Palmolive ...................................        4,000             347,500
    Donna Karan International ...........................       13,000(b)          297,375
    Oakley Inc. .........................................        5,800(b)          246,500
                                                                              ------------
                                                                                 1,139,500
                                                                              ------------

  CONSUMER SERVICES (5.2%):
    Doubletree Corp. ....................................       10,000(b)          398,750
    Evergreen Media Corporation 'A' .....................       10,000(b)          312,500
    Marriott International ..............................       10,000             551,250
    Tribune Co. .........................................        5,000             390,000
                                                                              ------------
                                                                                 1,652,500
                                                                              ------------

  FINANCIAL SERVICES (15.6%):
    BankAmerica Corp. ...................................        5,000             410,625
    Capital One Financial Corp. .........................       10,000             300,000
    Green Tree Financial ................................        5,000             196,250

                                                             Number              Market
Description of Security                                     of Shares          Value (a)
---------------------------------------------------------  -----------        ------------
    Household International .............................       10,000        $    822,500
    J.P. Morgan .........................................        7,000             622,125
    Money Store .........................................       15,000             397,500
    ReliaStar Financial .................................       10,000             475,000
    Sirrom Capital ......................................       10,000             302,500
    SunAmerica Inc. .....................................       10,000             345,000
    TCF Financial .......................................       15,000             564,375
    Weingarten Realty SBI ...............................       10,000             387,500
                                                                              ------------
                                                                                 4,823,375
                                                                              ------------

  HEALTH CARE (8.2%):
    American Home Products ..............................       10,000             637,500
    Amrion Inc. .........................................       15,000(b)          320,625
    EmCare Holdings .....................................        5,000(b)          135,000
    Genesis Health Ventures .............................       11,000(b)          309,375
    Physician Reliance Network ..........................       15,000(b)          228,750
    Physio-Control International ........................       11,000(b)          277,760
    SEQUUS Pharmaceuticals ..............................       20,000(b)          315,000
    Urogen ..............................................       10,000(b)(d)            --
    Vital Signs Inc. ....................................       15,000             307,500
                                                                              ------------
                                                                                 2,531,510
                                                                              ------------

  RETAIL TRADE (10.6%):
    Albertson's, Inc. ...................................        5,000             210,625
    Eagle Hardware and Garden ...........................       20,000(b)          540,000
    Federated Department Stores .........................        5,000(b)          167,500
    Home Depot ..........................................       10,000             568,750
    Intimate Brands 'A' .................................       15,000             273,750
    Pier 1 Imports ......................................       20,000             322,500
    Safeway Inc. ........................................       10,000(b)          426,250
    Toys R Us ...........................................       10,000(b)          291,250
    Vons Companies ......................................          700(b)           30,013
    Zale Corp. ..........................................       20,000(b)          437,500
                                                                              ------------
                                                                                 3,268,138
                                                                              ------------

  TECHNOLOGY (13.8%):
    Activision Inc. .....................................       20,000(b)          282,500
    Advanced Fibre Communication ........................          250(b)            6,250
    Automatic Data Processing ...........................        5,000             218,125
    BISYS Group .........................................        8,000(b)          328,000
    Ceridian Corp. ......................................       10,000(b)          500,000
    Comverse Technology .................................        5,575(b)          216,728
    Cymer, Inc. .........................................        2,000(b)           35,500
    EMC Corp. ...........................................       10,000(b)          226,250
    GenRad, Inc. ........................................       10,000(b)          166,250
    Kollmorgen Corp. ....................................       10,000             126,250
    Microsoft Corp. .....................................        4,000(b)          527,500
    Oracle Corp. ........................................       10,000(b)          425,625
    SunGard Data Systems ................................        5,000(b)          225,000
    Symantec Corp. ......................................       40,000(b)          435,000
    Tech Data Corp. .....................................       20,000(b)          557,500
                                                                              ------------
                                                                                 4,276,478
                                                                              ------------

  UTILITIES (4.6%):
    Consolidated Natural Gas ............................       10,000             536,250
    Enron ...............................................       10,000             407,500
    NICOR Inc. ..........................................        5,000             168,750
    Peoples Energy ......................................        5,000             170,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

22    1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
(CONTINUED)

                                                            Number of
                                                            Shares or
                                                            Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  -----------        ------------
    United Water Resources ..............................        9,000        $    148,500
                                                                              ------------
                                                                                 1,431,000
                                                                              ------------

  ENERGY (7.4%):
    Lomak Petroleum .....................................       20,000             262,500
    Newpark Resources ...................................       10,000(b)          363,750
    Smith International .................................       10,000(b)          351,250
    Tidewater Inc. ......................................       35,000           1,308,125
                                                                              ------------
                                                                                 2,285,625
                                                                              ------------

      Total Common Stock
        (cost: $25,037,021)  ............................                       28,491,826
                                                                              ------------

SHORT-TERM SECURITIES (10.8%):
    U.S. Treasury Bill, 5.32%, 12/5/96 ..................  $   500,000             495,655
                                                                              ------------

    Repurchase agreement with Goldman Sachs, acquired on
      9/30/96, interest of $458, 5.80%, 10/1/96 .........    2,844,000(c)        2,844,000
                                                                              ------------

      Total Short-Term Securities
        (cost: $3,339,315)  .............................                        3,339,655
                                                                              ------------

      Total Investments in Securities
        (cost: $28,376,336) (e)  ........................                     $ 31,831,481
                                                                              ------------
                                                                              ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D)  SECURITY IS RESTRICTED (CANNOT BE OFFERED FOR PUBLIC SALE) AND ILLIQUID.
     SECURITY WAS ACQUIRED AS A RESULT OF A SPINOFF FROM MEDSTONE INTERNATIONAL
     AT NO COST TO THE SHAREHOLDER. OWNERSHIP OF SECURITY CANNOT BE LEGALLY
     TRANSFERRED BEFORE DEC. 31, 1997.
(E)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $28,376,336. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  4,359,393
      GROSS UNREALIZED DEPRECIATION ......      (904,248)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  3,455,145
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

23    1996 Annual Report - U.S. Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

EMERGING GROWTH FUND                                            September 30, 1996
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (96.3%):
  BASIC MATERIALS (4.5%):
    Englehard Corp. .....................................      105,000      $  2,415,000
    Morton International ................................      136,000         5,406,000
    Sealed Air ..........................................       90,000(b)      3,352,500
    Valspar Corp. .......................................       50,000         2,462,500
                                                                            ------------
                                                                              13,636,000
                                                                            ------------

  CAPITAL GOODS AND SERVICES (9.7%):
    Danaher Corp. .......................................      100,000         4,137,500
    Fastenal Co. ........................................       75,000         3,712,500
    Greenfield Industries ...............................      100,000         2,400,000
    Pentair, Inc. .......................................      100,000         2,650,000
    TETRA Technologies ..................................       81,250(b)      1,929,688
    Thermo Electron .....................................      157,500(b)      6,378,750
    U.S. Filter .........................................       70,000(b)      2,388,750
    United Waste Systems Inc. ...........................      170,000(b)      5,907,500
                                                                            ------------
                                                                              29,504,688
                                                                            ------------

  COMMERCIAL SERVICES (9.3%):
    AccuStaff Inc. ......................................       95,000(b)      2,458,125
    Alternative Resources ...............................       85,000(b)      2,390,625
    Cintas Corp. ........................................       35,000         1,960,000
    Corporate Express ...................................      165,000(b)      6,414,375
    G & K Services Class A ..............................       50,000(b)      1,462,500
    Interim Services ....................................       80,000(b)      3,420,000
    Richfood Holdings ...................................       85,000         3,166,250
    Viking Office Products ..............................      175,000(b)      5,250,000
    Wilmar Industries ...................................       75,000(b)      1,706,250
                                                                            ------------
                                                                              28,228,125
                                                                            ------------

  CONSUMER DURABLES (0.6%):
    ITI Technologies ....................................       50,000(b)      1,762,500
                                                                            ------------

  CONSUMER NON-DURABLES (3.7%):
    Donna Karan International ...........................       85,000(b)      1,944,375
    Robert Mondavi Class A ..............................       50,000(b)      1,637,500
    Tommy Hilfiger ......................................      130,000(b)      7,702,500
                                                                            ------------
                                                                              11,284,375
                                                                            ------------

  CONSUMER SERVICES (8.7%):
    Apollo Group Class A ................................       75,000(b)      2,006,250
    CUC International ...................................      150,000(b)      5,981,250
    HFS Inc. ............................................       75,000(b)      5,015,625
    Papa John's International Inc. ......................       65,000(b)      3,412,500
    Regal Cinemas .......................................      130,000(b)      3,250,000
    Stewart Enterprises Class A .........................      195,000         6,581,250
                                                                            ------------
                                                                              26,246,875
                                                                            ------------

  FINANCIAL SERVICES (12.1%):
    Commercial Federal ..................................       70,000         3,010,000
    FINOVA Group ........................................      110,000         6,600,000
    Firstar Corp. .......................................       98,000         4,728,500
    Green Tree Financial ................................      190,000         7,457,500
    MGIC Investment .....................................       90,000         6,063,750
    Schwab (Charles) Corp. ..............................       60,000         1,387,500

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
    TCF Financial .......................................      200,000      $  7,525,000
                                                                            ------------
                                                                              36,772,250
                                                                            ------------

  HEALTH CARE (12.8%):
    American Medical Response ...........................       60,000(b)      2,160,000
    Cerner Corp. ........................................       92,000(b)      1,426,000
    Elan Corp. PLC - ADR ................................      130,000(b)      3,883,750
    Emeritus Corp. ......................................       50,000(b)        787,500
    Genesis Health Ventures .............................      108,500(b)      3,051,563
    Genzyme Corp. - General Division ....................      100,000(b)      2,550,000
    Healthsource Inc. ...................................      100,000(b)      1,475,000
    IDEXX Laboratories ..................................      105,500(b)      4,773,875
    Nellcor Puritan Bennett .............................      116,000(b)      2,552,000
    Oxford Health Plans .................................       60,000(b)      2,985,000
    Patterson Dental ....................................      100,000(b)      2,675,000
    PhyCor Inc. .........................................      140,625(b)      5,352,539
    Physician Reliance Network ..........................       70,000(b)      1,067,500
    Physician Sales & Service ...........................      180,000(b)      4,230,000
                                                                            ------------
                                                                              38,969,727
                                                                            ------------

  RETAIL TRADE (5.5%):
    AutoZone Inc. .......................................      100,000(b)      2,900,000
    Barnes & Noble ......................................       80,000(b)      2,750,000
    Casey's General Stores ..............................       90,000         1,575,000
    Consolidated Stores .................................       67,000(b)      2,680,000
    Eckerd Corp. ........................................      130,000(b)      3,640,000
    Kohl's Corp. ........................................       90,000(b)      3,240,000
                                                                            ------------
                                                                              16,785,000
                                                                            ------------

  TECHNOLOGY (21.0%):
    ADC Telecommunications ..............................       90,000(b)      5,760,000
    Altera Corp. ........................................       50,000(b)      2,531,250
    American Management Systems .........................       75,000(b)      2,100,000
    Andrew Corp. ........................................      112,500(b)      5,610,938
    Baan Co. NV .........................................       50,000(b)      1,668,750
    BISYS Group .........................................       78,000(b)      3,198,000
    Business Objects ADR ................................       50,000(b)        962,500
    Cambridge Technology Partners Inc. ..................      180,000(b)      5,445,000
    Ceridian Corp. ......................................      100,000(b)      5,000,000
    Comverse Technology .................................       53,950(b)      2,097,306
    Digi International ..................................       90,000(b)      1,282,500
    EMC Corp. ...........................................      100,000(b)      2,262,500
    Fiserv Inc. .........................................       50,000(b)      1,912,500
    FORE Systems ........................................       50,000(b)      2,068,750
    Glenayre Technologies ...............................       60,000(b)      1,380,000
    HNC Software ........................................       25,000(b)      1,000,000
    Informix Corp. ......................................      150,000(b)      4,181,250
    INSO Corp. ..........................................       65,000(b)      3,526,250
    KLA Instruments .....................................       75,000(b)      1,687,500
    Shiva Corp. .........................................       75,000(b)      4,303,125
    Tecnomatix Technologies Ltd. ........................       82,000(b)      1,424,750
    VeriFone Inc. .......................................      100,000(b)      4,475,000
                                                                            ------------
                                                                              63,877,869
                                                                            ------------

  TRANSPORTATION (2.0%):
    Wisconsin Central Transportation ....................      165,000(b)      5,919,375
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

24    1996 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

EMERGING GROWTH FUND
(CONTINUED)

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  UTILITIES (1.5%):
    Frontier Corp. ......................................      175,000      $  4,659,375
                                                                            ------------

  ENERGY (4.9%):
    Input/Output Inc. ...................................       91,500(b)      2,722,125
    Lomak Petroleum .....................................       37,500           492,187
    Noble Affiliates ....................................      110,000         4,647,500
    Reading & Bates .....................................      132,000(b)      3,580,500
    Smith International .................................      100,000(b)      3,512,500
                                                                            ------------
                                                                              14,954,812
                                                                            ------------

      Total Common Stock
        (cost: $178,665,297)  ...........................                    292,600,971
                                                                            ------------

SHORT-TERM SECURITIES (3.8%):
    Repurchase agreement with Goldman Sachs, acquired on
      9/30/96, interest of $1884, 5.80%, 10/1/96
      (cost: $11,695,000) ...............................  $11,695,000(c)     11,695,000
                                                                            ------------

      Total Investments in Securities
        (cost: $190,360,297) (d)  .......................                   $304,295,971
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $190,360,297. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $117,420,392
      GROSS UNREALIZED DEPRECIATION ......    (3,484,718)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $113,935,674
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

25    1996 Annual Report - U.S. Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

GROWTH FUND                                                     September 30, 1996
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (100.1%):
  BASIC MATERIALS (12.6%):
    Aluminum Company of America .........................       50,000      $  2,950,000
    Morton International ................................      200,000         7,950,000
    Newmont Mining ......................................       55,000         2,598,750
    Nucor Corp. .........................................       50,000         2,537,500
    Phelps Dodge ........................................       50,000         3,206,250
    Willamette Industries ...............................       50,000         3,275,000
                                                                            ------------
                                                                              22,517,500
                                                                            ------------
  CAPITAL GOODS AND SERVICES (18.2%):
    AlliedSignal Inc. ...................................      150,000         9,881,250
    Magna International Class A .........................      100,000         4,825,000
    Pentair, Inc. .......................................      150,000         3,975,000
    Transocean Offshore Inc. ............................      120,000         7,350,000
    Wabash National .....................................       98,000         1,543,500
    WMX Technologies, Inc. ..............................      150,000         4,931,250
                                                                            ------------
                                                                              32,506,000
                                                                            ------------
  COMMERCIAL SERVICES (1.3%):
    Sensormatic Electronics .............................      125,000         2,234,374
                                                                            ------------
  CONSUMER DURABLES (3.1%):
    Ford Motor ..........................................      100,000         3,125,000
    General Motors ......................................       50,000         2,400,000
                                                                            ------------
                                                                               5,525,000
                                                                            ------------
  CONSUMER NON-DURABLES (5.0%):
    Coca-Cola Co. .......................................       50,000         2,543,750
    Colgate-Palmolive ...................................       34,000         2,953,750
    Reebok International ................................      100,000         3,475,000
                                                                            ------------
                                                                               8,972,500
                                                                            ------------
  CONSUMER SERVICES (3.5%):
    Carnival Corp. - Class A ............................       80,000         2,480,000
    H&R Block ...........................................      125,000         3,718,750
                                                                            ------------
                                                                               6,198,750
                                                                            ------------
  FINANCIAL SERVICES (9.7%):
    American International Group ........................       30,000         3,022,500
    Federal National Mortgage Association .                     80,000         2,790,000
    FINOVA Group ........................................       35,000         2,100,000
    Franklin Resources ..................................       40,000         2,655,000
    Norwest Corp. .......................................      100,000         4,087,500
    TCF Financial .......................................       70,000         2,633,750
                                                                            ------------
                                                                              17,288,750
                                                                            ------------
  HEALTH CARE (3.8%):
    Corvas International Inc. ...........................          960(b)          4,440
    Medtronic, Inc. .....................................       40,000         2,565,000
    St. Jude Medical ....................................       60,000(b)      2,422,500
    United Healthcare ...................................       40,000         1,665,000
                                                                            ------------
                                                                               6,656,940
                                                                            ------------

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  RETAIL TRADE (6.3%):
    Gap Inc. ............................................      200,000      $  5,775,000
    Home Depot ..........................................       40,000         2,275,000
    Tandy Corp. .........................................       80,000         3,230,000
                                                                            ------------
                                                                              11,280,000
                                                                            ------------
  TECHNOLOGY (8.0%):
    CompuServe Corp. ....................................      150,000(b)      2,025,000
    First Data ..........................................       20,000         1,632,500
    Imation Corp. .......................................       75,000(b)      1,837,500
    Intel Corp. .........................................       25,000         2,385,938
    Motorola, Inc. ......................................       30,000         1,548,750
    Tech Data Corp. .....................................      175,000(b)      4,878,125
                                                                            ------------
                                                                              14,307,813
                                                                            ------------
  TRANSPORTATION (2.2%):
    AMR Corp. ...........................................       50,000(b)      3,981,250
                                                                            ------------
  UTILITIES (9.2%):
    AirTouch Communications .............................      200,000(b)      5,525,000
    Enron ...............................................      200,000         8,150,000
    Enron Global Power & Pipeline LLC ...................      105,200         2,616,850
                                                                            ------------
                                                                              16,291,850
                                                                            ------------
  ENERGY (17.2%):
    Anadarko Petroleum ..................................      100,000         5,587,500
    Baker Hughes Inc. ...................................      200,000         6,075,000
    Burlington Resources ................................       80,000         3,550,000
    Halliburton Co. .....................................       75,000         3,871,875
    Noble Affiliates ....................................      125,000         5,281,250
    Schlumberger Ltd. ...................................       75,000         6,337,500
                                                                            ------------
                                                                              30,703,125
                                                                            ------------

      Total Common Stock
        (cost: $124,353,939)  ...........................                    178,463,852
                                                                            ------------

SHORT-TERM SECURITIES (0.0%):
    Repurchase agreement with Goldman Sachs, acquired on
      9/30/96, interest of $12, 5.80%, 10/1/96
      (cost: $74,000) ...................................  $    74,000(c)         74,000
                                                                            ------------

      Total Investments in Securities
        (cost: $124,427,939) (d)  .......................                   $178,537,852
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $124,427,939. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 60,803,097
      GROSS UNREALIZED DEPRECIATION ......    (6,693,184)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 54,109,913
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

26    1996 Annual Report - U.S. Growth Funds

             Independent Auditors' Report
--------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Small Company Growth Fund, Emerging Growth Fund and Growth Fund (funds within Piper Funds Inc.) as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Fund, Emerging Growth Fund and Growth Fund as of September 30, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 14, 1996

--------------------------------------------------------------------------------

27  1996 Annual Report - U.S. Growth Funds

             Federal Income Tax Information
--------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, 13.97%, 100% AND 75.63% QUALIFYING FOR DEDUCTION BY CORPORATIONS, RESPECTIVELY)

                                                  SMALL
                                                 COMPANY      EMERGING
                                                  GROWTH       GROWTH       GROWTH
PAYABLE DATE                                       FUND         FUND         FUND
---------------------------------------------    --------     --------     --------
December 22, 1995 ...........................    $0.0700      $    --      $ 0.0200
March 25, 1996 ..............................         --           --        0.0150
June 17, 1996 ...............................         --           --        0.0125
September 30, 1996 ..........................         --           --        0.0100
                                                 --------     --------     --------
  Total .....................................    $0.0700      $    --      $ 0.0575
                                                 --------     --------     --------
                                                 --------     --------     --------

                      SHORT-TERM GAINS (TAXABLE AS ORDINARY DIVIDENDS)

                                                  SMALL
                                                 COMPANY      EMERGING
                                                  GROWTH       GROWTH       GROWTH
PAYABLE DATE                                       FUND         FUND         FUND
---------------------------------------------    --------     --------     --------
December 5, 1995 ............................    $0.3678      $    --      $ 0.6536
                                                 --------     --------     --------
                                                 --------     --------     --------

                      LONG-TERM GAINS (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                                  SMALL
                                                 COMPANY      EMERGING
                                                  GROWTH       GROWTH       GROWTH
PAYABLE DATE                                       FUND         FUND         FUND
---------------------------------------------    --------     --------     --------
December 5, 1995 ............................    $1.2097      $1.2419      $ 1.6836
                                                 --------     --------     --------
                                                 --------     --------     --------

--------------------------------------------------------------------------------

28  1996 Annual Report - U.S. Growth Funds

             Shareholder Update
--------------------------------------------------

                      SMALL COMPANY GROWTH FUND (FORMERLY EQUITY STRATEGY FUND) At a special meeting of shareholders held on September 12, 1996, shareholders of Small Company Growth Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the Fund's investment policies were revised and the Fund's name was changed from Equity Strategy Fund to Small Company Growth Fund. The following votes were cast regarding this matter: 1,136,110 shares voted "for", 38,901 shares voted "against" and 40,926 abstentions.

--------------------------------------------------------------------------------

29  1996 Annual Report - U.S. Growth Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      DISTRIBUTOR
                      Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND TRANSFER AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      INDEPENDENT AUDITORS
                      KPMG Peat Marwick LLP
                      4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

30   1996 Annual Report - U.S. Growth Funds

                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$50 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT Plus account, you are protected up to $50 million in the unlikely event that Piper Jaffray were to fail financially. Other securities clients of Piper Jaffray are protected up to $25 million. This protection does not cover market loss.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


                                      31  1996 Annual Report - U.S. Growth Funds

                     THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                                      32  1996 Annual Report - U.S. Growth Funds

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

BENCHMARK
An established basis of comparison for an investment's performance. Benchmarks may be an unmanaged market index or a group of similar investments.

BLUE-CHIP STOCK
Stock of a nationally-known company with a long record of profit growth and dividend payment and a reputation for quality management, products and services.

CORRECTION
Reverse movement, usually downward in the price of a stock.

DIVIDEND YIELD
Annual percentage rate of return paid on a stock in the form of dividends.

EMERGING GROWTH COUNTRIES
Refers to countries either in the early stages of economic development or going through the process of major economic revitalization.

FUNDAMENTALS
A company's fundamentals include its assets, earnings, sales, products, management and markets. A portfolio manager who uses "fundamental analysis" in decision making looks at these factors to determine whether a company's stock is undervalued or overvalued at its current market price.

MARKET CAPITALIZATION
The value of a company determined by multiplying the number of outstanding shares by the current market price of a share.

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

REALIZED CAPITAL GAINS
Profits earned by a fund from the sale of securities in the portfolio.

SECONDARY STOCKS
Stocks with a smaller value (market capitalization), than blue-chip stocks.

SECTOR
Refers to a particular group of stocks, usually in one industry.

UNDERWEIGHTED OR UNDERWEIGHTING
In portfolio management, underweighting means a fund's portfolio contains a lower percentage of a certain sector than its benchmark.

VALUATION

The determined or estimated value of a particular stock.


FOR MORE INFORMATION


BY PHONE [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:

12   for Small Company Growth Fund
13   for Emerging Growth Fund
14   for Growth Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE [GRAPHIC]

http://www.piperjaffray.com/
money_management/

U.S. GROWTH FUNDS


















--------------------------------------------------------------------------------

[LOGO]                   PIPER FUNDS   222 South Ninth Street
                         Minneapolis, MN 55402-3804

                         PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

                                                         #10200  11/1996  233-96